                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             December 31, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                     [SHOS]

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group           Form filed by More than One Reporting Person
Filing:

Signature:                          By:    RBS Partners, L.P.
                                    Its:   General Partner

                                    By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  January 5, 2016

2.   RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             December 31, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                     [SHOS]

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group           Form filed by More than One Reporting Person
Filing:

Signature:                          By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  January 5, 2016

3.   ESL INVESTMENTS, INC.

Item                                Information
Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             December 31, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                     [SHOS]

Relationship of Reporting           10% Owner
Person(s)to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group           Form filed by More than One Reporting Person
Filing:

Signature:
                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  January 5, 2016